SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): April 29, 2002


             Credit Suisse First Boston Mortgage Securities Corp.,
                           CSFB ABS Trust 2002-HE11,
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE11
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            (Exact name of registrant as specified in its charter)


     Delaware                         333-77054               13-3320910
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(State or Other Jurisdiction of   (Commission       (I.R.S. Employer
        Incorporation)            File Number)       Identification No.)




                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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Filing of Certain Materials
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         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust 2002-HE11, CSFB Mortgage Pass-Through Certificates, Series 2002-HE11 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The consolidated financial statements of Financial Security Assurance, Inc. and its subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the three years in the period ended December 31, 2001, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings LTD. are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement relating to the Certificates, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.


                                  By: /s/  Steve Warjanka
                                      ----------------------------------
                                      Name: Steve Warjanka
                                     Title: Vice President


Dated:  April 29, 2002








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Exhibit Index
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Exhibit                                                                Page
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23.1        Consent of PricewaterhouseCoopers LLP                        6